UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34276	95-4627253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 West Olive Avenue, 5th Floor, Burbank, CA		91505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 668-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 11, 2009, Youbet.com, Inc., a Delaware corporation (“Youbet”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Churchill Downs Incorporated, a Kentucky corporation (“Churchill”), Tomahawk Merger Corp., a Delaware corporation and wholly owned subsidiary of Churchill (“Merger Corp”), and Tomahawk Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Churchill (“Merger LLC”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Youbet, with Youbet surviving as a wholly owned subsidiary of Churchill (the “Merger”) and (ii) following completion of the Merger, the surviving corporation from the Merger will merge with and into Merger LLC (the “Subsequent Merger”), with Merger LLC surviving the Subsequent Merger.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved and adopted by the boards of directors of both Youbet and Churchill, at the effective time of the Merger (the “Effective Time”), each share of Youbet common stock (“Youbet Common Stock”), par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (other than treasury shares of Youbet, shares of Youbet Common Stock held by a wholly owned subsidiary of Youbet or shares of Youbet Common Stock held by Churchill or any of Churchill’s subsidiaries) will be converted into the right to receive (i) 0.0598 of a share (the “Exchange Ratio”) of Churchill common stock (“Churchill Common Stock”), no par value and (ii) $0.97 in cash (together, the “Merger Consideration”), subject to adjustment to ensure that the Merger does not require Churchill to issue more than 19.6% of the outstanding Churchill Common Stock outstanding as of immediately prior to the Effective Time. No fractional shares of Churchill Common Stock will be issued in the Merger, and Youbet’s stockholders will receive cash in lieu of fractional shares, if any, of Churchill Common Stock.

Each outstanding vested and unvested Youbet stock option will be canceled at the Effective Time and the holders of such options that are in the money will receive a mix of cash and Churchill stock, in the same proportion that each such optionholder would have received if such optionholder was a Youbet stockholder, based upon the amount by which $0.97 plus the product of (i) 0.0598 and (ii) the closing price of Churchill’s common stock on The NASDAQ Stock Market on the day immediately prior to the date of the Effective Time exceeds the exercise price of each such Youbet stock option.

Youbet has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger.  Churchill has made certain representations, warranties and covenants in the Merger Agreement.

Youbet is also subject to a “no-shop” restriction on its ability to solicit alternative acquisition proposals, provide certain information and engage in discussions with third parties, subject to certain exceptions.  The Merger is also subject to customary closing conditions, including (i) approval and adoption by Youbet’s stockholders of the Merger Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) receipt of tax opinions from counsel to Churchill and Youbet, (iv) effectiveness of Churchill’s Registration Statement on Form S-4 covering shares of Churchill Common Stock to be issued pursuant to the Merger, (v) absence of litigation or injunctions prohibiting the transactions contemplated by the Merger Agreement and (vi) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Churchill and Youbet, respectively, and compliance by Churchill and Youbet with their respective obligations under the Merger Agreement. The Merger Agreement also provides for certain termination rights for both Churchill and Youbet, including Youbet’s right to terminate the Merger Agreement under certain circumstances to enter into a “Superior Proposal.” Upon termination of the Merger Agreement under specified circumstances, Youbet may be required to pay Churchill a termination fee of $4,326,000 and reimburse Churchill’s transaction expenses up to $500,000 and Churchill may be required to pay Youbet a termination fee of $5,000,000.

The Merger and the Subsequent Merger, considered together as a single integrated transaction for United States federal income tax purposes along with the other transactions effected pursuant to the Merger Agreement, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  The Merger Agreement also provides that Churchill will appoint, as of the Effective Time, one designee of Youbet to the Board of Directors of Churchill.

The foregoing summary of the Merger Agreement is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Churchill, Merger Corp, Merger LLC and Youbet. The Merger Agreement is not intended to provide any other factual information about Churchill, Merger Corp, Merger LLC or Youbet. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Churchill, Merger Corp, Merger LLC and Youbet. Investors should read the Merger Agreement together with the other information concerning Churchill and Youbet that each company publicly files in reports and statements with the Securities and Exchange Commission.

Amendment to Rights Agreement

In connection with the execution of the Merger Agreement, on November 11, 2009, Youbet amended its Rights Agreement (as defined below). A description of the amendment to the Rights Agreement is set forth in Item 3.03 of this Current Report on Form 8-K and is herein incorporated by reference.

Forward Looking Statements

This communication contains certain forward-looking statements. These forward-looking statements, which are included in accordance with Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. These statements are subject to a number of known and unknown risks, uncertainties and other factors that may cause Youbet’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward looking statements in this communication. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. Important factors that could cause actual results to differ materially from those in the forward looking statements include the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Youbet’s stockholders to approve the proposed merger; the risk that the Churchill and Youbet businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions;  the timely development and market acceptance of new products and technologies; Youbet’s ability to achieve further cost reductions; increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be legal in jurisdictions where Youbet currently operates; the limitation, conditioning, or suspension of any of Youbet’s licenses; increases in or new taxes imposed on wagering revenues; the adoption of future industry standards; the loss or retirement of key executives; Youbet’s ability to meet its liquidity requirements and maintain its financing arrangements; and general economic and market conditions; as well as the risks and uncertainties discussed in Youbet’s Form 10-K for the year ended December 31, 2008, and in Youbet’s other filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. See Churchill’s and Youbet’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2008 and other public filings with the SEC for a further discussion of these and other risks and uncertainties.

 Important Merger Information and Additional Information

This communication is being made in respect of the proposed merger transaction involving Churchill and Youbet. In connection with the proposed transaction, Churchill will file with the SEC a registration statement on Form S-4 and Youbet will mail a proxy statement/prospectus to its stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to Youbet stockholders. You may obtain copies of all documents filed with the SEC concerning this proposed transaction, free of charge, at the SEC’s website (www.sec.gov), by accessing the Churchill website at www.churchilldownsincorporated.com under the heading “Investor Relations” and then under the link “SEC Filings” or from Churchill by directing a request to 700 Central Avenue, Louisville, KY 40208. Alternatively, you may obtain copies by accessing Youbet’s website at www.Youbet.com under the heading “Investors Relations” and then under the link “SEC Filings” or from Youbet by directing a request to 5901 De Soto Avenue, Woodland Hills, CA 91367.

Churchill and Youbet and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Churchill directors and officers is available in Churchill’s proxy statement for its 2009 annual meeting of shareholders and Churchill’s 2008 Annual Report on Form 10-K, which were filed with the SEC on April 28, 2009 and March 4, 2009, respectively. Information regarding Youbet directors and executive officers is available in Youbet’s proxy statement for its 2009 annual meeting of stockholders and Youbet’s 2008 Annual Report on Form 10-K, which were filed with the SEC on April 30, 2009 and March 6, 2009, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holding and otherwise, will be contained in the proxy statements/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 3.03.  Material Modification to Rights of Security Holders.

Amendment to Rights Agreement

In connection with the execution of the Merger Agreement, on November 11, 2009, Youbet entered into an amendment (the “Rights Amendment”) to the Rights Agreement, dated as of March 31, 2009, between Youbet and American Stock Transfer & Trust Company LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agreement”).  Pursuant to the Rights Amendment, neither Churchill nor any of its affiliates or associates will be deemed an “Acquiring Person” for purposes of the Rights Agreement as a result of the Merger Agreement or any of the transactions contemplated thereby. Additionally, none of these events will cause the rights issued under the Rights Agreement to be distributed, become exercisable or result in any rights becoming void or an adjustment to the number or types of securities issuable upon exercise of the rights. The Rights Amendment also provides that the Rights Agreement shall be terminated and be of no further force and effect as of the Effective Time.

The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

Voting Agreements

In connection with the Merger Agreement, on November 11, 2009, Churchill also entered into Voting Agreements with (i) Lloyd I. Miller III, a significant stockholder of Youbet (“Miller”), (ii) New World Opportunity Partners I, L.P., a significant stockholder of Youbet (“New World”) and (iii) each of the directors of Youbet in their capacity as stockholders of Youbet (together, the “Voting Agreements”). Shares of Youbet Common Stock owned by the Youbet stockholders subject to the Voting Agreements constituted approximately 24% of the total issued and outstanding shares of Youbet Common Stock as of November 11, 2009. Pursuant to the terms of the applicable Voting Agreements, New World and each of the directors of Youbet have agreed to vote all of the shares of Youbet Common Stock owned or held by them in favor of the Merger Agreement and the transactions contemplated thereby.  Pursuant to his Voting Agreement, Miller has agreed to vote the shares of Youbet Common Stock over which he has sole voting and dispositive power in favor of the Merger Agreement and the transactions contemplated thereby and, with respect to the shares of Youbet Common Stock that he has shared voting and dispositive power, to take commercially reasonable efforts, consistent with his duties and responsibilities as an investment advisor and otherwise consistent with applicable law, to recommend to the trustee for such shares that the trustee vote the shares of Youbet Common Stock for which Miller acts as an investment adviser in favor of the Merger Agreement and the transactions contemplated thereby.

Each Voting Agreement will remain in place until the earlier of (i) completion of the Merger, (ii) termination of the Merger Agreement, (iii) written notice from Churchill to the stockholder terminating the Voting Agreement or (iv) an amendment to the Merger Agreement that results in a reduction to the consideration to be received by the stockholder or otherwise materially adversely affects such stockholder.

Each stockholder party to a Voting Agreement is subject to a customary “lock-up” provision with respect to their shares of Youbet Common Stock during the term of the Voting Agreement, as well as an additional three-month “lock-up” period following completion of the Merger with respect to the shares of Churchill Common Stock issued to such stockholder in connection with the Merger.  Each non-director Youbet stockholder party to a Voting Agreement is also subject to a customary non-solicitation covenant during the term of the Voting Agreement.

The foregoing summary of the Voting Agreements is qualified in its entirety by the terms and conditions of the Voting Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of November 11, 2009, among Churchill Downs Incorporated, Youbet.com, Inc., Tomahawk Merger Corp. and Tomahawk Merger LLC
4.2	Amendment to Rights Agreement, dated as of November 11, 2009, between Youbet.com, Inc. and American Stock Transfer & Trust Company LLC
10.1	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and Lloyd I. Miller III
10.2	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and New World Opportunity Partners I., L.P.
10.3	Form of Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and each director of Youbet.com, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2009	By:	/s/ David Goldberg
		Name:	David Goldberg
		Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 11, 2009, among Churchill Downs Incorporated, Youbet.com, Inc., Tomahawk Merger Corp. and Tomahawk Merger LLC
4.2	Amendment to Rights Agreement, dated as of November 11, 2009, between Youbet.com, Inc. and American Stock Transfer & Trust Company LLC
10.1	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and Lloyd I. Miller III
10.2	Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and New World Opportunity Partners I., L.P.
10.3	Form of Voting Agreement, dated as of November 11, 2009, between Churchill Downs Incorporated and each director of Youbet.com, Inc.